UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2020

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 5.08SHAREHOLDER DIRECTOR NOMINATIONS

The information in Item 8.01 of this report is hereby incorporated by reference into this Item 5.08.

ITEM 8.01OTHER EVENTS

On April 13, 2020, Mid Penn Bancorp, Inc. (“Mid Penn” or the “Corporation”) (NASDAQ: MPB), the parent company of Mid Penn Bank, announced that the Board of Directors has established August 26, 2020 as the date of Mid Penn’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”).

Pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation is informing shareholders of this change and providing new information with respect to the submission of proposals intended to be included in Mid Penn’s 2020 proxy statement under Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), and proposals submitted outside the processes of Rule 14a-8.

Because the 2020 Annual Meeting will be held more than thirty (30) days after the anniversary date of Mid Penn’s 2019 annual meeting of shareholders, in accordance with Rule 14a-8, the deadline for receipt of shareholder proposals intended to be included in Mid Penn’s proxy statement for the 2020 Annual Meeting has been extended to June 1, 2020, which the Corporation believes to be a reasonable time prior to mailing the proxy materials for the 2020 Annual Meeting. Such proposals must be directed to: 349 Union Street, Millersburg, Pennsylvania 17061, Attn: Cindy Wetzel, must comply with the requirements of Rule 14a-8 and the interpretations thereof, and may be omitted from the 2020 proxy statement if not in compliance with applicable requirements.

Additionally, Mid Penn has extended the deadline set forth under the Corporation’s Bylaws for submitting advance notice of the nomination of a candidate for election to the Board and any non-Rule 14-8 shareholder proposal to June 1, 2020. Any such notice must be received by June 1, 2020 and otherwise comply with the applicable advance notice provisions set forth in the Corporation’s Bylaws in order to be considered at the 2020 Annual Meeting.

A copy of the Corporation’s Bylaws have been filed with the Securities and Exchange Commission as Exhibit 3(ii) to Mid Penn’s Form 10-K filed on March 13, 2020.  Shareholders are urged to read the complete text of the Bylaws.

A copy of the press release announcing the date of the 2020 Annual Meeting of Shareholders is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1Press release, dated April 13, 2020, of Mid Penn Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: April 13, 2020	By:	/s/ Michael D. Peduzzi
Michael D. Peduzzi
Senior Executive President and Chief Financial Officer